Document and Entity Information (USD $)	12 Months Ended
	Mar. 31, 2012	Oct. 01, 2011	May 26, 2012 Common Class A Member	May 26, 2012 Common Class B Member
Document And Entity Information [Abstract]
Document Type	10-K
Document period end date	Mar 31, 2012
Amendment flag	false
Document Period Focus	FY
Document Fiscal Year Focus	2012
Current fiscal year end date	--03-31
Entity central index key	0000088948
Entity current reporting status	Yes
Entity filer category	Accelerated Filer
Entity registrant name	SENECA FOODS CORP /NY/
Entity voluntary filers	No
Entity well known seasoned issuer	No
Class Of Stock [Line Items]
Entity common stock shares outstanding			9,595,437	2,097,312
Entity public float		$ 194,707,000

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Income Statement [Abstract]
Net Sales	$ 1,261,821	$ 1,194,612	$ 1,280,110
Costs and Expenses:
Cost of Product Sold	1,169,002	1,101,387	1,129,823
Selling and Administrative	67,971	60,421	65,133
Plant Restructuring	39	1,354	0
Other Operating (Income) Expense	(814)	(844)	156
Total Costs and Expenses	1,236,198	1,162,318	1,195,112
Operating Income (Loss)	25,623	32,294	84,998
Interest Expense, Net	8,102	8,827	9,638
Earnings (Loss) Before Income Taxes	17,521	23,467	75,360
Income Taxes Expense (Benefit)	6,265	5,796	26,949
Net Earnings (Loss)	$ 11,256	$ 17,671	$ 48,411
Basic Earnings (Loss) per Common Share	$ 0.93	$ 1.45	$ 3.98
Diluted Earnings (Loss) per Common Share	$ 0.92	$ 1.45	$ 3.96

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PARENTHETICAL) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Income Statement [Abstract]
Interest Income, Operating	$ 707	$ 1	$ 2

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Statement of Income and Comprehensive Income [Abstract]
Net (Loss) Earnings	$ 11,256	$ 17,671	$ 48,411
Change in pension and post retirement benefits adjustment (net of tax)	(9,338)	1,049	4,130
Total	$ 1,918	$ 18,720	$ 52,541

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Change in pension and post retirement benefits,tax	$ 5,970	$ 671	$ 2,640

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Current Assets:
Cash and Cash Equivalents	$ 9,420	$ 4,762
Accounts Receivable, Net	77,105	78,536
Loans Receivable	10,000
Inventories:
Finished Goods	307,912	331,771
Work in Process	16,083	13,745
Raw Materials and Supplies	108,438	109,720
Total Inventories	432,433	455,236
Deferred Income Tax Asset, Net	8,637	7,623
Refundable Income Taxes	316
Other Current Assets	5,339	10,110
Assets Current	543,250	556,267
Deferred Tax Assets, Net, Noncurrent	403
Other Assets	1,558	429
Property, Plant and Equipment:
Land	18,628	17,645
Buildings and Improvements	164,439	158,204
Machinery and Equipment	339,112	327,058
Property, Plant and Equipment	522,179	502,907
Accumulated Depreciation, Depletion and Amortization	329,354	314,895
Property, Plant and Equipment, Net	192,825	188,012
Total Assets	738,036	744,708
Current Liabilities:
Accounts Payable	61,074	64,369
Accrued Vacation	10,506	10,215
Accrued Payroll	7,793	6,685
Other Accrued Expenses	31,459	37,238
Income Taxes Payable		489
Current Portion of Long-Term Debt	7,336	142,559
Liabilities Current	118,168	261,555
Long-Term Debt, Less Current Portion	226,873	90,060
Deferred Income Taxes, Net		3,177
Other Long-Term Liabilities	38,322	36,084
Total Liabilities	383,363	390,876
Stockholders' Equity:
Preferred Stock	6,268	6,325
Common Stock	2,938	4,118
Additional Paid-in Capital	92,139	90,778
Treasury Stock, at cost	(1,435)	(257)
Accumulated Other Comprehensive Loss	(23,319)	(13,981)
Retained Earnings	278,082	266,849
Total Stockholders' Equity	354,673	353,832
Total Liabilities and Stockholders Equity	$ 738,036	$ 744,708

CONDENSED CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Mar. 31, 2011
Statement Of Financial Position [Abstract]
Allowance for Doubtful Accounts Receivable, Current	$ 206	$ 247

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Cash Flows from Operating Activities:
Net (Loss) Earnings	$ 11,256	$ 17,671	$ 48,411
Adjustments to Reconcile Net (Loss) Earnings to Net Cash Used in Operations:
Depreciation & Amortization	22,691	22,581	22,415
Gain on the Sale of Assets	(814)	142	153
Deferred Income Tax Expense (Benefit)	1,368	1,717	4,247
Changes in Operating Assets and Liabilities (Net of Acquisition):
Accounts Receivable	1,431	(1,661)	3,253
Inventories	22,803	1,519	(53,509)
Other Current Assets	4,929	(7,117)	3,116
Income Taxes	(805)	(5,519)	4,433
Accounts Payable, Accrued Expenses and Other Liabilities	(20,977)	(12,369)	5,593
Net Cash Provided by (Used in) Operations	41,882	16,964	38,112
Cash Flows from Investing Activities:
Additions to Property, Plant and Equipment	(27,425)	(19,473)	(20,783)
Proceeds from the Sale of Assets	1,042	1,245	168
Issuance of loan receivable	(10,000)
Cash Paid for Acquisition (Net of Cash Acquired)		(20,348)
Net Cash Provided by (Used in) Investing Activities	(36,383)	(38,576)	(20,615)
Cash Flow from Financing Activities:
Long-Term Borrowing	417,356	343,755	415,727
Payments on Long-Term Debt	(415,766)	(325,416)	(432,249)
Borrowings on Notes Payable		168
Other	(1,230)	469	620
Purchase of Treasury Stock	(1,178)
Dividends	(23)	(23)	(23)
Net Cash Provided by (Used in) Financing Activities	(841)	18,953	(15,925)
Net Increase (Decrease) in Cash and Cash Equivalents	4,658	(2,659)	1,572
Cash and Cash Equivalents, Beginning of the Period	4,762	7,421	5,849
Cash and Cash Equivalents, End of the Period	9,420	4,762	7,421
Supplemental Cash Flow Information
Interest Paid	7,570	8,395	8,989
Income Taxes Paid	$ 5,455	$ 14,275	$ 18,813

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands	Total	Preferred Stock [Member]	Common Stock [Member]	Additional Paid In Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income [Member]	Retained Earnings [Member]
Balance at Mar. 31, 2009		$ 69,403	$ 3,080	$ 28,546	$ (257)	$ (19,160)	$ 200,813
Net (Loss) Earnings	48,411						48,411
Cash dividends paid on preferred stock							23
Equity incentive program				67
Stock conversion		(38,078)	781	37,297
Change in pension and post retirement benefits adjustment (net of tax)	4,130					4,130
Balance at Mar. 31, 2010		31,325	3,861	65,910	(257)	(15,030)	249,201
Net (Loss) Earnings	17,671						17,671
Cash dividends paid on preferred stock							23
Equity incentive program				125
Stock conversion		(25,000)	257	24,743
Change in pension and post retirement benefits adjustment (net of tax)	1,049					1,049
Balance at Mar. 31, 2011	353,832	6,325	4,118	90,778	(257)	(13,981)	266,849
Net (Loss) Earnings	11,256						11,256
Cash dividends paid on preferred stock							23
Equity incentive program				124
Common stock stated value adjustment			(1,181)	1,181
Treasury stock purchased					(1,178)
Stock conversion		(57)	1	56
Change in pension and post retirement benefits adjustment (net of tax)	(9,338)					(9,338)
Balance at Mar. 31, 2012	$ 354,673	$ 6,268	$ 2,938	$ 92,139	$ (1,435)	$ (23,319)	$ 278,082

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parentheticals) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Change in pension and post retirement benefits,tax	$ 5,970	$ 671	$ 2,640

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (preferred stock common stock) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Preferred Stock	$ 6,268	6,325
Common Stock	2,938	4,118
6% Cumulative Preferred Stock [Member]
Preferred Stock, Dividend Rate, Percentage	6.00%
Preferred Stock, Par or Stated Value Per Share	$ 0.25
Preferred Stock, Shares Authorized	200,000
Preferred Stock, Shares Outstanding	200,000	200,000	200,000
Preferred Stock	50
10% Nonredeemable Convertible Preferred Stock [Member]
Preferred Stock, Dividend Rate, Percentage	10.00%
Preferred Stock, Par or Stated Value Per Share	$ 0.025
Preferred Stock, Shares Authorized	1,400,000
Preferred Stock, Shares Outstanding	807,240	807,240	807,240
Preferred Stock	202
Participating Preferred Stock [Member]
Preferred Stock, Par or Stated Value Per Share	$ 0.025
Preferred Stock, Shares Authorized	97,870
Preferred Stock, Shares Outstanding	97,870	102,047	102,047
Preferred Stock	1,168
2003 Series Participating Preferred Stock [Member]
Preferred Stock, Par or Stated Value Per Share	$ 0.025
Preferred Stock, Shares Authorized	312,790
Preferred Stock, Shares Outstanding	312,790	313,304	313,304
Preferred Stock	4,848
2006 Series Participating Preferred Stock [Member]
Preferred Stock, Par or Stated Value Per Share	$ 0.025
Preferred Stock, Shares Authorized	0
Preferred Stock, Shares Outstanding	0	0	1,025,220
Preferred Stock	0
Common Class A Member
Common Stock Par Or Stated Value Per Share	$ 0.25
Common Stock, Shares Authorized	20,000,000
Common Stock, Shares, Outstanding	9,591,677	9,607,809	8,528,745
Common Stock	2,414
Common Class B Member
Common Stock Par Or Stated Value Per Share	$ 0.25
Common Stock, Shares Authorized	10,000,000
Common Stock, Shares, Outstanding	2,097,312	2,127,822	2,176,836
Common Stock	$ 524

Basis Of Presentation Policies	12 Months Ended
Mar. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies

Seneca Foods Corporation and Subsidiaries

1. Summary of Significant Accounting Policies

Nature of Operations — Seneca Foods Corporation and subsidiaries (the “Company”) conducts its business almost entirely in food processing, operating 23 plants and 29 warehouses in eight states. The Company markets private label and branded processed foods to retailers and institutional food distributors.

Principles of Consolidation — The consolidated financial statements include the accounts for the parent company and all of its wholly-owned subsidiaries after elimination of intercompany transactions, profits, and balances.

Revenue Recognition — Sales and related cost of product sold are recognized when legal title passes to the purchaser, which is primarily upon shipment of products. When customers, under the terms of specific orders, request that the Company invoice but hold the goods (“Bill and Hold”) for future shipment, the Company recognizes revenue when legal title to the finished goods inventory passes to the purchaser. Generally, the Company receives cash from the purchaser when legal title passes. During the years ended 2012 and 2011, the Company sold for cash, on a bill and hold basis, $151.0 million and $180.3 million, respectively, of Green Giant finished goods inventory to General Mills Operations, LLC (“GMOL”). At the time of the sale of the Green Giant vegetables to GMOL, title of the specified inventory transferred to GMOL. The Company believes it has met the criteria required by the accounting standards for Bill and Hold treatment. As of March 31, 2012, $96.1 million of 2012 product remained unshipped.

Trade promotions are an important component of the sales and marketing of the Company's branded products, and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to credit risk consist of trade receivables and interest-bearing investments. Wholesale and retail food distributors comprise a significant portion of the trade receivables; collateral is generally not required. A relatively limited number of customers account for a large percentage of the Company's total sales. GMOL sales represented 13%, 16% and 19% of net sales in 2012, 2011 and 2010, respectively. The top ten customers represented approximately 49%, 49% and 52% of net sales for 2012, 2011 and 2010, respectively. The Company closely monitors the credit risk associated with its customers. The Company places substantially all of its interest-bearing investments with financial institutions and monitors credit exposure. Cash and short-term investments in certain accounts exceed the federal insured limit; however, the Company has not experienced any losses in such accounts.

Cash and Cash Equivalents — The Company considers all highly liquid instruments purchased with an original maturity of three months or less as cash equivalents.

Fair Value of Financial Instruments — The fair values of cash and cash equivalents, accounts receivable, loan receivable, short-term debt and accounts payable approximate cost because of the immediate or short-term maturity of these financial instruments. See Note 10, Fair Value of Financial Instruments, for a discussion of the fair value of long-term debt.

Deferred Financing Costs — Deferred financing costs incurred in obtaining debt are amortized on a straight-line basis over the term of the debt, which is not materially different than using the effective interest rate method. As of March 31, 2012, there were $1.5 million of deferred financing costs included in other assets on the Consolidated Balance Sheets.

Inventories — Substantially all inventories are stated at the lower of cost; determined under the last-in, first-out (“LIFO”) method; or market.

Income Taxes — The provision for income taxes includes federal and state income taxes currently payable and those deferred because of temporary differences between the financial statement and tax basis of assets and liabilities and tax credit carryforwards. The Company uses the flow-through method to account for its investment tax credits.

The Company evaluates the likelihood of realization of its net deferred income tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization are the Company's forecast of future taxable income, the projected reversal of temporary differences and available tax planning strategies that could be implemented to realize the net deferred income tax assets.

As disclosed in Note 7, Income Taxes, the Company adopted the provisions of ASC 740 Income Taxes (formerly Statement of Financial Accounting Standards ("SFAS") Interpretation No. 48 “Accounting for Uncertain Income Taxes — an Interpretation of SFAS Statement No. 109”), on April 1, 2007. The Company has elected to retain its existing accounting policy with respect to the treatment of interest and penalties attributable to income taxes and continues to reflect any change for such, to the extent it arises, as a component of its income tax provision or benefit.

Shipping and Handling Costs — The Company includes all shipping and handling costs billed to customers in net sales and the corresponding costs in cost of products sold.

Advertising Costs — Advertising costs are expensed as incurred. Advertising costs charged to operations were $3.2 million and $1.8 million in 2012 and 2011, respectively.

Accounts Receivable and Doubtful Accounts — Accounts Receivable is stated at invoice value, which is net of any off invoice promotions.  A provision for doubtful accounts is recorded based upon an assessment of credit risk within the accounts receivable portfolio, experience of delinquencies (accounts over 15 days past due) and charge-offs (accounts removed from accounts receivable for expectation of non-payment), and current market conditions. Management believes these provisions are adequate based upon the relevant information presently available.

Loan Receivable — Loan receivable is stated as the unpaid principal balance owing to the Company under the Borrower Credit Facility described in Note 3. Interest income is recognized in the period in which it is earned. The Company assesses impairment of the loan receivable whenever there is an indicator of impairment, but not less than quarterly.

Earnings per Common Share — The Company has three series of convertible preferred stock, which are deemed to be participating securities that are entitled to participate in any dividend on Class A common stock as if the preferred stock had been converted into common stock immediately prior to the record date for such dividend. Basic earnings per share for common stock is calculated using the “two-class” method by dividing the earnings attributable to common stockholders by the weighted average of common shares outstanding during the period. Restricted stock is included in all earnings per share calculations.

Diluted earnings per share is calculated by dividing earnings attributable to common stockholders by the sum of the weighted average common shares outstanding plus the dilutive effect of convertible preferred stock using the “if-converted” method, which treats the contingently-issuable shares of convertible preferred stock as common stock.

Years ended March 31,	2012	2011	2010
	(In thousands, except per share amounts)
Basic
Net earnings	$11,256	$17,671	$48,411
Deduct preferred stock dividends	23	23	23
Undistributed earnings	11,233	17,648	48,388
Earnings attributable to participating
preferred	382	851	8,996
Earnings attributable to common
shareholders	$10,851	$16,797	$39,392
Weighted average common shares
outstanding	11,727	11,564	9,887
Basic earnings per common share	$0.93	$1.45	$3.98
Diluted
Earnings attributable to common
shareholders	$10,851	$16,797	$39,392
Add dividends on convertible
preferred stock	20	20	20
Earnings attributable to common
stock on a diluted basis	$10,871	$16,817	$39,412
Weighted average common shares
outstanding-basic	11,727	11,564	9,887
Additional shares to be issued related to
the equity compensation plan	5	5	3
Additional shares to be issued under
full conversion of preferred stock	67	67	67
Total shares for diluted	11,799	11,636	9,957
Diluted earnings per share	$0.92	$1.45	$3.96

Depreciation and Valuation — Property, plant, and equipment are stated at cost. Interest incurred during the construction of major projects is capitalized. For financial reporting, the Company provides for depreciation on the straight-line method at rates based upon the estimated useful lives of the various assets. Depreciation was $22,226,000, $22,000,000, and $21,594,000 in 2012, 2011, and 2010, respectively. The estimated useful lives are as follows: buildings and improvements — 30 years; machinery and equipment — 10-15 years; computer software — 3-5 years; vehicles — 3-7 years; and land improvements — 10-20 years. The Company assesses its long-lived assets for impairment whenever there is an indicator of impairment. Impairment losses are evaluated if the estimated undiscounted cash flows from using the assets are less than carrying value. A loss is recognized when the carrying value of an asset exceeds its fair value. There were no significant impairment losses in 2012, 2011 or 2010.

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the related revenues and expenses during the reporting period. Actual amounts could differ from those estimated.

Recently Issued Accounting Standards — In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06, “Improving Disclosures about Fair Value Measurements,” which requires additional disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements. This standard also clarifies existing disclosure requirements related to the level of disaggregation of fair value measurements for each class of assets and liabilities and disclosures about inputs and valuation techniques used to measure fair value for both recurring and non-recurring Level 2 and Level 3 measurements. Since this new accounting standard only required additional disclosure, the adoption of the standard did not impact the Company's consolidated financial statements.

In July 2010, the Receivables topic of the Accounting Standards Codification (“ASC”) was amended by ASU 2010-20 to require expanded disclosures related to a company's allowance for credit losses and the credit quality of its financing receivables. The Company is required to include any applicable disclosures in its interim and annual financial statements for periods ended on or after December 15, 2010.  See Note 3 of the Notes to Consolidated Financial Statements.

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")," (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between accounting principles generally accepted in GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company is currently assessing the potential impact that the adoption of ASU 2011-04 may have on the Company's financial position and results of operations.

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income,” which eliminates the current option of reporting other comprehensive income and its components in the statement of changes in equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. Upon adoption of ASU 2011-05, comprehensive income will either be reported in a single continuous financial statement or in two separate but consecutive financial statements. ASU 2011-05 is effective for fiscal years and interim periods beginning after December 15, 2011. The specific requirement to present items that are reclassified from other comprehensive income to net earnings alongside their respective components of net earnings and other comprehensive income has been deferred. Therefore, those requirements will not be effective for the Company for fiscal years and interim periods within those years beginning after December 15, 2011. The Company early adopted this standard in the accompanying financial statements. Since ASU 2011-05 only relates to presentation of comprehensive income, the adoption of ASU 2011-05 did not have any impact on the Company's financial position, results of operations or cash flows.

Reclassifications — Certain previously reported amounts have been reclassified to conform to current period classification.

Acquisitions	12 Months Ended
Mar. 31, 2012
Acquisitions [Abstract]
Business Combination Disclosure Text Block

2. Acquisition

On August 6, 2010, the Company completed its acquisition of 100% of the partnership interest in Lebanon Valley Cold Storage, LP and the assets of Unilink, LLC (collectively “Lebanon”) from Pennsylvania Food Group, LLC and related entities. The rationale for the acquisition was twofold: (1) to broaden the Company's product offerings in the frozen food business and (2) to take advantage of distribution efficiencies by combining shipments since the customer bases of the Company and Lebanon are similar. The purchase price totaled $20.3 million plus the assumption of certain liabilities. This acquisition was financed with proceeds from the Company's revolving credit facility. The purchase price to acquire Lebanon was allocated based on the internally developed fair value of the assets acquired and liabilities assumed and the independent valuation of property, plant, and equipment. The purchase price of $20.3 million has been allocated as follows (in millions):

Purchase Price (net of cash received)	$20.3

Allocated as follows:
Current assets	$13.8
Property, plant and equipment	13.9
Bargain purchase gain	(0.7)
Current liabilities	(6.7)
Total	$20.3

In 2011, the Company recorded a $736,000 gain as a result of the estimated fair market value of the net assets acquired exceeding the purchase price. This gain is included in other operating income on the Consolidated Statements of Net Earnings.

Loan Receivable	12 Months Ended
Mar. 31, 2012
Notes, Loans and Financing Receivable, Net, Current [Abstract]
Loans Receivables [Text Block]

3. Loan Receivable

       The Company acquired $10.0 million of the lending commitments (the "Loan Commitment") made by various lenders under the Third Amended and Restated Credit Agreement dated July 29, 2011 by and among the Borrower ("Borrower"), Bank of America, N.A. as administrative agent and letter of credit issuer, and various other lenders (the "Borrower Credit Facility"), and thus became a co-lender under the Borrower Credit Facility. Upon the closing of such transaction, the Company advanced a total of $10.0 million to fund (i) the Company's then current portion of total advances made to borrower under the Credit Agreement and (ii) the balance of the Company's $10.0 million Loan Commitment. The Company acquired the Loan Commitment in connection with negotiations between the Company and Borrower concerning the Company's possible acquisition of Borrower through a merger transaction. Although the Company and Borrower are no longer pursuing such potential acquisition, the Company remains a co-lender under the Borrower Credit Facility. The Credit Facility matured March 30, 2012 and the Borrower is currently in the refinancing process. The Company has received all interest payments due through May 31, 2012. In April 2012, the Company received a partial repayment of $3.7 million; therefore, the current remaining balance of this Loan Commitment is $6.3 million. The Company expects the remaining balance to be paid in full in the near future. The Company has no indication that Borrower' obligations to the Company arising under the Borrower Credit Facility are impaired.  The Company routinely assesses the loan for possible impairment. Such obligations are included in Loan Receivable in the March 31, 2012 Consolidated Balance Sheet.

Line of Credit	12 Months Ended
Mar. 31, 2012
Debt Instruments [Abstract]
Debt Disclosure Text Block

4. Line of Credit

The Company completed the closing of a new five year revolving credit facility (“Revolver”) on July 20, 2011. Maximum borrowings under the Revolver total $250,000,000 from April through July and $350,000,000 from August through March. The maturity date for the Revolver is July 20, 2016. As of March 31, 2012, the outstanding balance of the Revolver was $144,149,000, with a weighted average interest rate of 1.69%, and is included in the Long-Term Debt on the Consolidated Balance Sheet. The Revolver is secured by accounts receivable and inventories with a carrying value of $509,744,000. There were $135,763,000 in bank borrowings under the Company's previous revolver at March 31, 2011 which was included in the Current Portion of Long-Term Debt on the Consolidated Balance Sheet. The Company had $10,303,000 and $8,848,000 of outstanding standby letters of credit as of March 31, 2012 and 2011, respectively, which reduces borrowing availability under the Revolver. See Note 5, Long-Term Debt, for additional comments related to the Revolver.

Long-Term Debt	12 Months Ended
Mar. 31, 2012
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
5. Long-Term Debt

	2012	2011
	(In thousands)
Revolving credit facility,
1.69% and 1.25%, due through 2017	$144,149	$135,763
Secured note payable to insurance company,
8.03%, due through 2014	43,452	48,360
Secured Industrial Revenue Development Bonds,
3.38%, and 3.20%, due through 2029	22,630	22,630
Secured promissory note,
6.98%, due through 2022	18,096	19,349
Secured promissory note,
6.35%, due through 2020	4,840	5,343
Secured Industrial Revenue Development Bond,
8.10%, due through 2017	661	775
Other	381	399
	234,209	232,619
Less current portion	7,336	142,559
	$226,873	$90,060

The Company completed the closing of a new five year Revolver on July 20, 2011. Maximum borrowings under the Revolver total $250.0 million from April through July and $350.0 million from August through March. The Company includes the Revolver as a long-term liability due to its five year maturity and the fact that it meets the criteria required by the accounting standards for this classification. As of March 31, 2012, the outstanding balance on the Revolver was $144.1 million and letters of credit supported by the Revolver totaled $10.3 million, leaving $195.6 million available.

The Company's debt agreements, including the Revolver, contain covenants that restrict the Company's ability to incur additional indebtedness, pay dividends on the Company's capital stock, make other restricted payments, including investments, sell the Company's assets, incur liens, transfer all or substantially all of the Company's assets and enter into consolidations or mergers. The Company's debt agreements also require the Company to meet certain financial covenants, including minimum EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), minimum fixed charge coverage, minimum interest coverage and maximum total debt ratios. The Revolver also contains borrowing base requirements related to accounts receivable and inventory. These financial requirements and ratios generally become more restrictive over time and are subject to allowances for seasonal fluctuations. The most restrictive financial covenant in the debt agreements is the adjusted debt to total capitalization ratio. In connection with the Company's decision to adopt the LIFO method of inventory accounting, effective December 30, 2007, the Company executed amendments to its debt agreements, which enable the Company to compute its financial covenants as if the Company were on the FIFO method of inventory accounting. The Company was in compliance with all such financial covenants as of March 31, 2012.

The Company's debt agreements limit the payment of dividends and other distributions. There is an annual total distribution limitation of $50,000, less aggregate annual dividend payments totaling $23,000 that the Company presently pays on two outstanding classes of preferred stock.

The Company has five outstanding Industrial Revenue Development Bonds (“IRBs”), including four IRBs totaling $22,630,000 that are secured by direct pay letters of credit, and one IRB for $661,000 payable to GE Commercial Finance. The interest rates shown for these IRBs in the table above reflect the costs of the direct pay letters of credit and amortization of other related costs of those IRBs. A Master Reimbursement Agreement with GE Commercial Finance, which provides for the direct pay letters of credit, expires in July 2016. Subsequent to 2012 fiscal year end, the Company reached an agreement to extend the term of its $5,060,000 Wayne County Industrial Revenue Development Bonds included in the IRBs from June 1, 2012 to June 1, 2017.

The carrying value of assets pledged for secured debt, including the Revolver, is $643,368,000.

Debt repayment requirements for the next five fiscal years are (in thousands):

Years ending March 31:
2013	$7,336
2014	40,305
2015	2,321
2016	2,490
2017	146,713
Thereafter	35,044
Total	$234,209

Operating Leases	12 Months Ended
Mar. 31, 2012
Leases, Operating [Abstract]
Operating Leases Of Lessor Disclosure Text Block

6. Leases

The Company had no capital leases as of March 31, 2012 and 2011. The Company has operating leases expiring at various dates through 2031. Operating leases generally provide for early purchase options one year prior to expiration.

The following is a schedule, by year, of minimum operating lease payments due as of March 31, 2012 (in thousands):

Years ending March 31:
2013	$31,879
2014	27,151
2015	24,167
2016	20,938
2017	17,474
2018-2031	40,643
Total minimum payment required	$162,252

Lease expense in fiscal 2012, 2011, and 2010 was $38,253,000, $37,781,000, and $32,551,000, respectively.

Income Tax Disclosure	12 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure Text Block
7. Income Taxes

The Company files a consolidated federal income tax return. The provision for income taxes is as follows:

	2012	2011	2010
	(In thousands)
Current:
Federal	$4,193	$2,854	$19,049
State	704	1,225	3,653
	4,897	4,079	22,702
Deferred:
Federal	1,430	1,791	3,873
State	(62)	(74)	374
	1,368	1,717	4,247
Total income taxes	$6,265	$5,796	$26,949

A reconciliation of the expected U.S. statutory rate to the effective rate follows:

	2012	2011	2010
Computed (expected tax rate)	35.0%	35.0%	35.0%
State income taxes (net of federal tax benefit)	2.5	2.5	2.9
State tax credits	(1.3)	(1.4)	(0.1)
Research and development credit	(0.6)	(0.6)	0.0
Manufacturer’s deduction	(5.1)	(3.7)	(2.1)
Addition to (reversal of) uncertain tax positions	0.4	(7.3)	(0.8)
IRS audit adjustment	0.0	1.5	0.0
Other permanent differences not (taxable) deductible	0.7	(0.1)	0.2
Tax effect of pension contribution	2.2	0.0	0.0
Other	2.0	(1.2)	0.7
Effective income tax rate	35.8%	24.7%	35.8%

The lower 2011 effective tax rate was primarily due to a reversal of uncertain tax positions in 2011 mostly due to the settlement of an Internal Revenue Service ("IRS") audit that year discussed below.

The following is a summary of the significant components of the Company's deferred income tax assets and liabilities as of March 31:

	2012	2011
	(In thousands)
Deferred income tax assets:
Future tax credits	$3,251	$3,862
Inventory valuation	1,408	1,130
Employee benefits	2,816	2,618
Insurance	3,812	3,572
Other comprehensive loss	14,867	8,948
Interest	80	56
Deferred gain on sale/leaseback	82	110
Prepaid revenue	2,348	1,035
Other	520	239
Severance	196	178
	29,380	21,748
Deferred income tax liabilities:
Property basis and depreciation difference	14,151	14,230
Pension	5,283	1,323
	19,434	15,553
Valuation allowance - non-current	906	1,749
Net deferred income tax asset	$9,040	$4,446

Net current deferred income tax assets of $8,637,000 and $7,623,000 as of March 31, 2012 and 2011, respectively, are recognized in the Consolidated Balance Sheets. Also recognized are net non-current deferred income tax assets of $403,000 as of March 31, 2012 and net non-current deferred income tax liabilities of $3,177,000 as of March 31, 2011.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company classifies the liability for uncertain tax positions in other accrued expenses or other long-term liabilities depending on their expected settlement. The change in the liability for the years ended March 31, 2012 and 2011 consists of the following:

	2012	2011
	(In thousands)
Beginning Balance	$2,174	$5,537

Tax positions related to current year:
Additions	207	294

Tax positions related to prior years:
Additions	133	232
Reductions	(27)	-
Settlements	(137)	(3,767)
Lapses in statues of limitations	-	(122)
Balance as of March 31,	$2,350	$2,174

Included in the balances at March 31, 2012 and 2011 are $1,778,000 and $1,628,000, respectively, of tax positions that are highly certain but for which there is uncertainty about the timing. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of these positions would not impact the annual effective tax rate but would accelerate the payment of cash to the tax authority to an earlier period.

The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense. During the years ended March 31, 2012 and 2011, the Company recognized an approximate $18,000 decrease and $1,387,000 decrease, respectively, in interest and penalties. As of March 31, 2012 and 2011, the Company had approximately $126,000 and $144,000, respectively, of interest and penalties accrued associated with unrecognized tax benefits.

The Company files income tax returns in the U.S. federal jurisdiction and various states.

During the years ended March 31, 2011 and 2010, the Company was audited by the IRS for tax years 2006, 2007 and 2008 as well as by one state taxing authority for the 2006, 2007 and 2008 fiscal years. The Company reached a settlement with the IRS for the 2006-2008 fiscal years during the year ended March 31, 2011. As a result, the Company was able to record the tax benefits of those settlements as reductions to the ASC 740 liability amounting to $3,767,000 for the year ended March 31, 2011.

Although management believes that an adequate provision has been made for uncertain tax positions, there is the possibility that the ultimate resolution could have an adverse effect on the earnings of the Company. Conversely, if resolved favorably in the future, the related provisions would be reduced, thus having a positive impact on earnings. It is anticipated that audit settlements will be reached during 2013 with the state taxing authority that could have an impact on earnings. Due to the uncertainty of amounts and in accordance with its accounting policies, the Company has not recorded any potential impact of these settlements.

The Company has State tax credit carryforwards amounting to $906,000 (New York, net of Federal impact), $1,411,000 (California, net of Federal impact) and $933,000 (Wisconsin, net of Federal impact), which are available to reduce future taxes payable in each respective state through 2024 (Wisconsin), 2026 (New York) and no expiration (California). The Company has performed the required assessment regarding the realization of deferred tax assets in accordance with ASC 740. At March 31, 2012, the Company has recorded a valuation allowance amounting to $906,000, which relates primarily to tax credit carryforwards which management has concluded it is more likely than not will not be realized in the ordinary course of operations. Although realization is not assured, management has concluded that it is more likely than not that the deferred tax assets for which a valuation allowance was determined to be unnecessary will be realized in the ordinary course of operations. The amount of net deferred tax assets considered realizable, however, could be reduced if actual future income or income taxes rates are lower than estimated or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

Stockholders Equity Note	12 Months Ended
Mar. 31, 2012
Stockholders Equity Note [Abstract]
Stockholders Equity Note Disclosure Text Block

8. Stockholders' Equity

Preferred Stock — The Company has authorized three classes of preferred stock consisting of 200,000 shares of Six Percent (6%) Voting Cumulative Preferred Stock, par value $0.25 (“6% Preferred”); 30,000 shares of Preferred Stock Without Par Value to be issued in series by the Board of Directors, none of which are currently designated or outstanding; and 8,200,000 shares of Preferred Stock with $.025 par value, Class A, to be issued in series by the Board of Directors (“Class A Preferred”). The Board of Directors has designated four series of Class A Preferred including 10% Cumulative Convertible Voting Preferred Stock—Series A (“Series A Preferred”); 10% Cumulative Convertible Voting Preferred Stock—Series B (“Series B Preferred”); Convertible Participating Preferred Stock; and Convertible Participating Preferred Stock, Series 2003. A fifth series of Class A Preferred designated Convertible Participating Preferred Stock, Series 2006, was issued as part of consideration of the purchase price in the Signature Fruit acquisition and was converted to Class A Common Stock in May 2010.

The Convertible Participating Preferred Stock and Convertible Participating Preferred Stock, Series 2003 are convertible at the holders' option on a one-for-one basis into shares of Class A Common Stock, subject to antidilution adjustments. These series of preferred stock have the right to receive dividends and distributions at a rate equal to the amount of any dividends and distributions declared or made on the Class A Common Stock. No dividends were declared or paid on this preferred stock in fiscal 2012, 2011 or 2010. In addition, these series of preferred stock have certain distribution rights upon liquidation. Upon conversion, shares of these series of preferred stock become authorized but unissued shares of Class A Preferred and may be reissued as part of another series of Class A Preferred. As of March 31, 2012 the Company has an aggregate of 6,389,340 shares of non-designated Class A Preferred authorized for issuance.

The Convertible Participating Preferred Stock has a liquidation preference of $12 per share and has 97,870 shares outstanding as of March 31, 2012 after conversions of 4,177 shares into Class A common Stock during the year. The Convertible Participating Preferred Stock, Series 2003 was issued as partial consideration of the purchase price in the Chiquita Processed Foods acquisition. The 967,742 shares issued in that 2003 acquisition were valued at $16.60 per share which represented the then market value of the Class A Common Stock into which the preferred shares were immediately convertible. This series has a liquidation preference of $15.50 per share and has 312,790 shares outstanding as of March 31, 2012 after conversion of 514 shares into Class A common Stock during the year. The Convertible Participating Preferred Stock, Series 2006 was issued as partial consideration of the purchase price in the Signature acquisition. The 1,025,220 shares issued in that acquisition were valued at $24.385 per share which represented the then market value of the Class A Common Stock into which the preferred shares were immediately convertible. All 1,025,200 shares were converted into Class A Common Stock in May 2010.

On July 21, 2009, certain shareholders of the Company closed on the sale of 3,756,332 shares of Class A Common Stock (including the shares sold pursuant to the underwriters' overallotment option) pursuant to an Underwriting Agreement among the Company, the selling shareholders, Merrill Lynch Pierce Fenner & Smith Inc. and Piper Jaffray & Co. The Company received none of the proceeds of the offering. During the second quarter of fiscal 2010, 2,607,156 shares, or $31,104,000, of Convertible Participating Preferred Stock and 556,088 shares, or $139,000, of Class B Common Stock (at par), were converted to Class A Common Stock in connection with this secondary stock offering.

There are 407,240 shares of Series A Preferred outstanding as of March 31, 2012 which are convertible into one share of Class A Common Stock and one share of Class B Common stock for every 20 shares of Series A Preferred. There are 400,000 shares of Series B Preferred outstanding as of March 31, 2012 which are convertible into one share of Class A Common Stock and one share of Class B Common Stock for every 30 shares of Series B preferred. There are 200,000 shares of 6% Preferred outstanding as of March 31, 2012 which are callable at their par value at any time at the option of the Company. The Company paid dividends of $20,181 on the Series A and Series B Preferred and $3,000 on the 6% Preferred during each of fiscal 2012, 2011 and 2010.

Common Stock — The Class A Common Stock and the Class B Common Stock have substantially identical rights with respect to any dividends or distributions of cash or property declared on shares of common stock, and rank equally as to the right to receive proceeds on liquidation or dissolution of the Company after payment of the Company's indebtedness and liquidation right to the holders of preferred shares. However, holders of Class B Common Stock retain a full vote per share, whereas the holders of Class A Common Stock have voting rights of 1/20th of one vote per share on all matters as to which shareholders of the Company are entitled to vote.

Unissued shares of common stock reserved for conversion privileges of designated non-participating preferred stock were 33,695 of both Class A and Class B as of March 31, 2012 and 2011. Additionally, there were 410,660 and 415,351 shares of Class A reserved for conversion of the Participating Preferred Stock as of March 31, 2012 and 2011, respectively.

Treasury Stock — During 2012, the Company repurchased $1,178,000 or 51,333 shares of its Class A Common Stock. As of March 31, 2012, there is a total of $1,435,000 or 64,833 shares of repurchased stock. These shares are not considered outstanding.

General Discussion Of Pension And Other PostretirementBenefits	12 Months Ended
Mar. 31, 2012
General Discussion Of Pension And Other Postretirement Benefits [Abstract]
Pension And Other Postretirement Benefits Disclosure Text Block

9. Retirement Plans

The Company has a noncontributory defined benefit pension plan (the “Plan”) covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Annual contributions are made to the Plan sufficient to satisfy legal funding requirements.

The following tables provide a reconciliation of the changes in the Plan's benefit obligation and fair value of plan assets over the two-year period ended March 31, 2012 and a statement of the funded status as of March 31, 2012 and 2011:

	2012	2011
	(In thousands)
Change in Benefit Obligation

Benefit obligation at beginning of year	$118,821	$109,603
Service cost	5,424	5,141
Interest cost	6,837	6,455
Actuarial loss	14,220	2,046
Benefit payments and expenses	(4,732)	(4,424)
Benefit obligation at end of year	$140,570	$118,821

Change in Plan Assets

Fair value of plan assets at beginning of year	$100,101	$94,427
Actual gain on plan assets	6,029	10,098
Employer contributions	15,400	0
Benefit payments and expenses	(4,732)	(4,424)
Fair value of plan assets at end of year	$116,798	$100,101

Unfunded Status	$(23,772)	$(18,720)

The unfunded status increased by $5.1 million during 2012 reflecting the current unfunded liability based on the projected benefit obligation, which increased from $118.8 million to $140.6 million, largely due to a reduction in the discount rate from 5.85% to 5.10% and actual fair value of plan assets as of March 31, 2012, net of a $15.4 million contribution to the Plan during 2012. This unfunded status increase was recognized via an increase to accumulated other comprehensive income of $9.3 million after the income tax benefit of $5.9 million. Plan assets increased from $100.1 million as of March 31, 2011 to $116.8 million as of March 31, 2012 due to a continued recovery in market conditions and the contribution by the Company. The unfunded liability is reflected in other liabilities in the Consolidated Balance Sheets.

	2012	2011
	(In thousands)
Amounts Included in Accumulated Other
Comprehensive Pre-Tax Loss

Transition asset	$0	$227
Net loss	(37,719)	(22,738)
Accumulated other comprehensive pre-tax loss	$(37,719)	$(22,511)

The following table provides the components of net periodic benefit cost for the Plan for fiscal years 2012, 2011, and 2010:

	2012	2011	2010
	(In thousands)
Service cost	$5,424	$5,141	$3,813
Interest cost	6,837	6,455	6,174
Expected return on plan assets	(8,140)	(7,347)	(3,801)
Amortization of net loss	1,350	1,497	2,630
Amortization of transition asset	(227)	(276)	(276)
Net periodic benefit cost	$5,244	$5,470	$8,540

The Plan's accumulated benefit obligation was $126,082,000 at March 31, 2012, and $106,542,000 at March 31, 2011.

Prior service costs are amortized on a straight-line basis over the average remaining service period of active participants. Gains and losses in excess of 10% of the greater of the benefit obligation and the market-related value of assets are amortized over the average remaining service period of active participants.

The assumptions used to measure the Company's benefit obligation and pension expense are shown in the following table:

	2012	2011

Discount rate - benefit obligation	5.10%	5.85%
Discount rate - pension expense	5.85%	6.10%
Expected return on plan assets	8.00%	8.00%
Rate of compensation increase	3.00%	3.00%

The Company's plan assets consist of the following:

	Target	Percentage of Plan
	Allocation	Assets at March 31,
	2013	2012	2011

Plan Assets

Equity securities	99%	99%	99%
Debt securities	0	0	0
Real estate	0	0	0
Cash	1	1	1
Total	100%	100%	100%

All securities, which are valued at fair market value, are considered to be level 1 due to their public active market.

Expected Return on Plan Assets

The expected long-term rate of return on Plan assets is 8.00%. The Company expects 8.00% to fall within the 40-to-50 percentile range of returns on investment portfolios with asset diversification similar to that of the Plan's target asset allocation.

Investment Policy and Strategy

The Company maintains an investment policy designed to achieve a long-term rate of return, including investment income through dividends and equity appreciation, sufficient to meet the actuarial requirements of the Plan. The Company seeks to accomplish its return objectives by prudently investing in a diversified portfolio of public company equities with broad industry representation seeking to provide long-term growth consistent with the performance of relevant market indices, as well as maintain an adequate level of liquidity for pension distributions as they fall due. The strategy of being fully invested in equities has historically provided greater rates of return over extended periods of time although the Company's gain on plan assets during 2012 was 5.9% as compared to the S&P 500 unaudited gain of 6.2%. Plan assets include Company common stock with a fair market value of $8,336,000 as of March 31, 2012 and $8,907,000 as of March 31, 2011.

Cash Flows

Expected contributions for fiscal year ending March 31, 2013 (in thousands):

Expected Employer Contributions	$0
Expected Employee Contributions	0

Estimated future benefit payments reflecting expected future service for the fiscal years ending March 31 (in thousands):

2013	$5,067
2014	5,302
2015	5,785
2016	6,001
2017	6,509
2018-2021	41,810

The Company also has employees' savings 401(k) plans covering all employees who meet certain age-entry requirements and work a stated minimum number of hours per year. Participants may make contributions up to the legal limit. The Company's matching contributions are discretionary. Costs charged to operations for the Company's matching contributions amounted to $1,422,000, $1,572,000, and $1,706,000, in fiscal 2012, 2011, and 2010, respectively.

Fair Value Measurements	12 Months Ended
Mar. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Disclosures Text Block
10. Fair Value of Financial Instruments

The carrying amount and estimated fair values of the Company's debt are summarized as follows:

	2012		2011
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In thousands)
Long-term debt, including
current portion	$234,209	$231,416	$232,619	$230,237

The estimated fair value for long-term debt is determined by the quoted market prices for similar debt (comparable to the Company's financial strength) or current rates offered to the Company for debt with the same maturities.

Inventories	12 Months Ended
Mar. 31, 2012
Inventories:
Inventory Disclosure [Text Block]

11. Inventories

Effective December 30, 2007 (beginning of 4th quarter of Fiscal Year 2008), the Company changed its inventory valuation method from the lower of cost, determined under the FIFO method, or market to the lower of cost, determined under the LIFO method, or market. In the high inflation environment that the Company was experiencing, the Company believed that the LIFO inventory method was preferable over the FIFO method because it better compares the cost of current production to current revenue. The effect of LIFO was to reduce net earnings by $30,771,000 in 2012, increase net earnings by $5,104,000 in 2011 and reduce net earnings by $7,307,000 in 2010, compared to what would have been reported using the FIFO inventory method. The reduction in earnings per share was $2.53 ($2.52 diluted) in 2012, the increase in earnings per share was $0.42 ($0.42 diluted) in 2011, and the reduction in earnings per share was $0.61 ($0.60 diluted) in 2010. During 2012, certain inventory quantities accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The impact on net earnings of these liquidations was an increase of $2,899,000. The inventories by category and the impact of implementing the LIFO method are shown in the following table:

	2012	2011	2010
	(In thousands)

Finished products	$406,164	$390,754	$407,403
In process	24,451	21,680	14,813
Raw materials and supplies	139,045	132,690	121,988
	569,660	545,124	544,204
Less excess of FIFO cost over LIFO cost	137,227	89,888	97,740
Total inventories	$432,433	$455,236	$446,464

Other Income And Expenses	12 Months Ended
Mar. 31, 2012
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

12. Other Operating Income and Expense

Other operating income in 2012 included a gain of $665,000 from the sale of property located in LeSueur, MN and a gain of $149,000 from the sale of other property.

Other operating income in 2011 included a gain of $736,000 as a result of the estimated fair market value of the assets acquired exceeding the purchase price of Lebanon (see Note 2, Acquisitions). The Company also recorded a gain from the reversal of an environmental reserve of $250,000, a gain of $249,000 from the sale of certain fixed assets and a loss of $391,000 from the disposal of certain fixed assets.

Other operating expense in 2010 of $156,000 is from the loss on disposal of certain fixed assets.

Segment Reporting	12 Months Ended
Mar. 31, 2012
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]

13. Segment Information

The Company manages its business on the basis of two reportable segments — the primary segment is the processing and sale of fruits and vegetables and secondarily, the processing and sale of snack products. The Company markets its product almost entirely in the United States. Export sales represented 9.4%, 8.9%, and 7.9% of total sales in 2012, 2011, and 2010, respectively. In 2012, 2011, and 2010, the sale of Green Giant vegetables accounted for 13%, 16%, and 19% of net sales, respectively. “Other” in the table below represents activity related to can sales, trucking, seed sales, and flight operations.

	Fruit and
	Vegetable	Snack	Other	Total
	(In thousands)
2012:
Net Sales	1,230,424	11,730	19,667	1,261,821
Operating income (loss)	25,955	(714)	382	25,623
Income tax expense (benefit)	6,398	(247)	114	6,265
Identifiable assets	730,147	4,739	3,150	738,036
Capital expenditures	25,636	22	1,767	27,425
Depreciation and amortization	21,780	475	436	22,691

2011:
Net Sales	1,166,431	10,604	17,577	1,194,612
Operating income (loss)	32,641	(731)	384	32,294
Income tax expense (benefit)	5,895	(181)	82	5,796
Identifiable assets	736,982	5,891	1,835	744,708
Capital expenditures	18,733	740	0	19,473
Depreciation and amortization	21,632	509	440	22,581

2010:
Net Sales	1,239,084	21,287	19,739	1,280,110
Operating income (loss)	85,106	327	(435)	84,998
Income tax expense (benefit)	27,014	97	(162)	26,949
Identifiable assets	711,058	6,293	1,982	719,333
Capital expenditures	20,714	69	0	20,783
Depreciation and amortization	21,502	484	429	22,415

The fruit and vegetable segment, consisting of GMOL, canned fruit and vegetables and frozen products, represented 99%, 99% and 99% of assets and 107%, 105% and 101% of pre-tax earnings in 2012, 2011 and 2010, respectively.

Classes of similar products/services:	2012	2011	2010
	(In thousands)
Net sales:
GMOL *	$166,231	$191,526	$239,622
Canned vegetables	746,535	692,574	750,751
Frozen *	96,870	86,904	48,320
Fruit	220,788	195,427	200,391
Snack	11,730	10,604	21,287
Other	19,667	17,577	19,739
Total	$1,261,821	$1,194,612	$1,280,110

* GMOL includes frozen vegetables exclusively for GMOL.

Legal Proceedings	12 Months Ended
Mar. 31, 2012
Legal Proceedings [Abstract]
Commitments And Contingencies Disclosure Text Block

14. Legal Proceedings and Other Contingencies

In the ordinary course of its business, the Company is made a party to certain legal proceedings seeking monetary damages, including proceedings involving product liability claims, workers' compensation and other employee claims, tort and other general liability claims, for which it carries insurance, as well as patent infringement and related litigation. The Company is in a highly regulated industry and is also periodically involved in government actions for regulatory violations and other matters surrounding the manufacturing of its products, including, but not limited to, environmental, employee, and product safety issues. While it is not feasible to predict or determine the ultimate outcome of these matters, the Company does not believe that an adverse decision in any of these legal proceedings would have a material adverse impact on its financial position, results of operations, or cash flows.

On August 2, 2007, the Company received two civil citations from CalOSHA (the California state agency responsible for enforcing occupational safety and health regulations), relating to the accidental death of a warehouse employee at the Company's Modesto facility on February 5, 2007. The Company appealed the citations to the California Occupational Safety and Health Appeals Board, and a hearing was held in early June 2010. The result of the hearing was that the citations were modified by agreement with CalOSHA and a civil penalty was imposed and paid by the Company during fiscal year 2011, thereby resolving the issue without a material adverse impact on the Company's financial position, results of operations, or cash flows.

In June 2010, the Company received a Notice of Violation of the California Safe Drinking Water and Toxic Enforcement Act of 1986, commonly known as Proposition 65, from the Environmental Law Foundation ("ELF").  This notice was made to the California Attorney General and various other government officials, and to 49 companies including Seneca Foods Corporation whom ELF alleges manufactured, distributed or sold packaged peaches, pears, fruit cocktail and fruit juice that contain lead without providing a clear and reasonable warning to consumers.  Under California law, proper notice must be made to the State and involved firms at least 60 days before any suit under Proposition 65 may be filed by private litigants like ELF.  That 60-day period has expired and to date neither the California Attorney General nor any appropriate district attorney or city attorney has initiated an action against the Company. However, private litigant ELF filed an action against the Company and 27 other named companies on September 28, 2011, in Superior Court of Alameda County, California, alleging violations of Proposition 65 and seeking various measures of relief, including injunctive and declaratory relief and civil penalties. The Company, along with the other named companies, is vigorously defending itself from such claim and has filed a responsive answer. The discovery process is ongoing and the litigation is proceeding in accordance with court schedules. As this matter is still at a very early stage, we are not able to predict the probability of the outcome or estimate of loss, if any, related to this matter.  Additionally, in the ordinary course of its business, the Company is made party to certain legal proceedings seeking monetary damages, including proceedings invoking product liability claims, either directly or through indemnification obligations, and we are not able to predict the probability of the outcome or estimate of loss, if any, related to any such matter.

Restructuring And Related Activities	12 Months Ended
Mar. 31, 2012
Restructuring And Related Activities [Abstract]
Restructuring And Related Activities Disclosure Text Block

15. Plant Restructuring

During 2012 and 2010 there were no material adjustments to Plant Restructuring.

During fiscal 2011, the Company implemented workforce reductions at its plants in Buhl, Idaho and Mayville, Wisconsin and certain other locations that resulted in a restructuring charge of $1,354,000 primarily for severance costs. This charge is included under Plant Restructuring in the Consolidated Statements of Net Earnings. Under the Alliance Agreement, GMOL shares in the cost of these restructurings, plus future depreciation and lease costs.  GMOL's portion of these restructuring costs was paid to the Company during 2011.  The Company deferred a portion of this payment to match the depreciation and lease costs that will be incurred in the future.  As of March 31, 2012, this deferral totaled $6,021,000 comprised of $1,869,000 included in other accrued expenses and $4,152,000 included in other long-term liabilities on the Consolidated Balance Sheets.

The other costs relate to outstanding lease payments which will be paid over the remaining lives of the corresponding lease terms, which are up to two years.

The following table summarizes the restructuring and related asset impairment charges recorded and the accruals established during 2010, 2011 and 2012:

		Long-Lived
		Asset	Other
	Severance	Charges	Costs	Total
	(In thousands)

Balance March 31, 2009	$0	$250	$1,035	$1,285
Second-quarter charge to expense	0	0	19	19
Cash payments/write offs	0	0	(258)	(258)
Third-quarter credit to expense	0	0	(2)	(2)
Balance March 31, 2010	0	250	794	1,044
First-quarter charge to expense	0	0	1	1
Second-quarter charge to expense	1,210	0	0	1,210
Third-quarter charge to expense	109	0	0	109
Cash payments/write offs	(889)	(250)	(283)	(1,422)
Fourth-quarter charge to expense	26	0	8	34
Balance March 31, 2011	456	0	520	976
First-quarter charge to expense	54	0	0	54
Second-quarter (credit) charge to expense	(19)	0	4	(15)
Cash payments/write offs	(454)	0	(524)	(978)
Balance March 31, 2012	$37	$0	$0	$37

Certain Transactions	12 Months Ended
Mar. 31, 2012
Related Party Transactions [Abstract]
Certain Transactions Disclosure [Text Block]

16. Certain Transactions

A small percentage (less than 1% in fiscal year 2012) of vegetables supplied to the Company's New York processing plants are grown by a director of Seneca Foods Corporation, which supplied the Company approximately $872,000 pursuant to a raw vegetable grower contract in fiscal 2012.  The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace.